                                                                    Exhibit 10.8


                             PARTICIPATION AGREEMENT UNDER
                                          THE
                        INTERNATIONAL FAMILY ENTERTAINMENT, INC.
                               EXECUTIVE RETIREMENT PLAN


        THIS AGREEMENT, executed this 1st day of June, 1997, by and between International Family Entertainment, Inc., a Delaware corporation, (the "Company") and Louis A. Isakoff, an individual resident in the Commonwealth of Virginia (the "Employee").


                                  W I T N E S S E T H:

        WHEREAS, the Company has set forth under the International Family Entertainment, Inc. Executive Retirement Plan attached hereto as Exhibit A and incorporated by reference herein (the "Plan") the terms and conditions upon which the Company shall pay to certain executive employees benefits upon retirement or other termination of employment;

        WHEREAS, the Company recognizes the valuable services performed by the Employee for the Company;

        WHEREAS, the Employee wishes to be assured that he or she will be entitled to certain benefits from the Company subsequent to his or her retirement or other termination of employment; and

        WHEREAS, the Company wishes to provide the Employee benefits under the Plan and the Employee wishes to participate in the Plan;

        NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties, intending legally to be bound, agree as follows:

        1. The Employee is designated as a Participant in the Plan as of the date first written above.

        2. The Company agrees to provide the Employee benefits in accordance with the terms of the Plan, a copy of which is attached hereto and the terms of which are incorporated herein by this reference.

        3. The Employee agrees to be a Participant in the Plan and to be bound by its terms, conditions and restrictions.

        4. The Normal Retirement Benefit payable to the Employee under Section 4 of the Plan is equal to $885,000, divided by 12.

        5. The monthly benefit payable to the Employee under Section 5 of the Plan is equal to his Vested Percentage (as determined under the Plan) multiplied by the benefit level set forth in Exhibit B hereto based on the Participant's Years of Service completed as of the date of his Termination of Employment, divided by 12.

        6. All capitalized terms not specifically defined herein shall have the same meaning as ascribed thereto in the Plan.

        IN WITNESS WHEREOF, the parties hereto have set their hands and executed this Agreement as of the date first written above.


                                INTERNATIONAL FAMILY ENTERTAINMENT, INC.


                                By: /s/ Timothy B. Robertson
                                    -------------------------------------

                                EMPLOYEE

                                /s/ Louis A. Isakoff
                                -----------------------------------------
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                                                                       Exhibit A










                                  See Exhibit 10.7.








                                        -10-
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                                      EXHIBIT B

                                  Benefit Schedule


Years of Service                     Benefit Level
   1                                   $195,000
   2                                   $210,000
   3                                   $225,000
   4                                   $245,000
   5                                   $260,000
   6                                   $280,000
   7                                   $300,000
   8                                   $325,000
   9                                   $350,000
  10                                   $375,000
  11                                   $400,000
  12                                   $430,000
  13                                   $460,000
  14                                   $500,000
  15                                   $535,000
  16                                   $575,000
  17                                   $620,000
  18                                   $665,000
  19                                   $715,000
  20                                   $770,000
  21                                   $825,000
22 or more                             $885,000